Other non-current receivables	12 Months Ended
Dec. 31, 2024
Trade and other non-current receivables [abstract]
Other non-current receivables

17. Other non-current receivables

	2024	2023
Promissory note	24,867	22,093
Long-term prepaid expenses	14,634	15,782
Deposits	1,024	1,861
Derivatives	125	1,027
Other receivables	3,681	3,615
Total	44,331	44,378

The promissory note is part of the purchase price from selling the manufacturing facilities in Ogden, Utah and Dallas-Fort Worth, Texas (respectively, the “Ogden Facility” and the “Dallas-Fort Worth Facility,” and together, the “Facilities”), to YYF. The note has a maturity date of May 31, 2028. The nominal interest rate is 8% for the first year and then increases by 200 basis points each year. The interest is capitalized semi-annually, and the effective interest rate is 12.56%.

Long-term prepaid expenses consist primarily of a credit toward future use of shared assets at the Facilities due to the YYF Transaction. Due to the decision to discontinue the construction of the production facility in Dallas-Fort Worth, Texas, an impairment charge of $2.5 million was recorded during the year ended December 31, 2023. The impairment charge was included in Other operating income and (expenses), net in the consolidated statement of operations.

For further information on the YYF Transaction, see Note 34 Non-current assets held for sale.